Exhibit 10.6






                                                     June 30, 2005


Manhattan Maritime Enterprises, Inc.
645 Fifth Avenue
New York, New York 10022

Ladenburg Thalmann & Co. Inc.
590 Madison Avenue
34th Floor
New York, New York 10022

              Re:    Initial Public Offering
                     -----------------------

Gentlemen:

              The  undersigned  stockholder of Manhattan  Maritime  Enterprises,
Inc.   ("Company"),   in  consideration   of  Ladenburg   Thalmann  &  Co.  Inc.
("Ladenburg") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

              1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares owned by her in accordance with the majority of the votes cast by the holders of the IPO Shares.

              2. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will vote all of the Insider Shares owned by her in favor of the Company's decision to liquidate. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund (as defined in the Letter of Intent) and any remaining net assets of the Company as a result of such liquidation with respect to his Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

              3. The undersigned acknowledges and agrees that the Company will

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Manhattan Maritime Enterprises, Inc.
Ladenburg Thalmann & Co. Inc.
June 30, 2005
Page 2


not consummate any Business Combination which involves a company which is affiliated with any of the Insiders, unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Ladenburg that the business combination is fair to the Company's stockholders from a financial perspective.

              4. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to or in connection with the consummation of the Business Combination; provided that the undersigned shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

              5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

              6. The undersigned will escrow her Insider Shares for the three-year period commencing on the Effective Date subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

              7. The undersigned's Questionnaire furnished to the Company and Ladenburg and annexed as Exhibit A hereto is true and accurate in all respects. The undersigned represents and warrants that:

       (a) she is not subject to, or a respondent in, any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

       (b) she has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

       (c) she has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.
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Manhattan Maritime Enterprises, Inc.
Ladenburg Thalmann & Co. Inc.
June 30, 2005
Page 3


              8. The undersigned has full right and power, without violating any agreement by which she is bound, to enter into this letter agreement.

              9. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Ladenburg and its legal representatives or agents (including any investigative search firm retained by Ladenburg) any information they may have about the undersigned's background and finances ("Information"). Neither Ladenburg nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

              10. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a "Proceeding") shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Zukerman Gore & Brandeis, LLP as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and Ladenburg and appoint a substitute agent acceptable to each of the Company and Ladenburg within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

              11. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

                                                     Linda C. Livanos
                                                     --------------------

                                                     Print Name of Insider


                                                     /s/ Linda C. Livanos
                                                     --------------------
                                                     Signature